UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1300 South Second Street Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 710-2586

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2025, Alto Ingredients, Inc. (the “Company”) received a letter from the listing qualifications staff of The Nasdaq Stock Market (“Nasdaq”) indicating that the bid price of the Company’s common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2). Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, ending November 15, 2025, to regain compliance. The letter states that the Nasdaq staff will provide written notification that the Company has achieved compliance with Rule 5550(a)(2) if at any time before the expiration of the 180-day compliance period, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days. Notwithstanding the minimum 10 consecutive business day requirement, the Nasdaq staff may exercise its discretion to extend the 10-day period as discussed in Nasdaq Listing Rule 5810(c)(3)(H).

If the Company does not regain compliance with Rule 5550(a)(2) by the expiration of the 180-day compliance period on November 15, 2025, the Company may be eligible for an additional 180 calendar days to regain compliance. To qualify, the Company must meet the following criteria:

●	Nasdaq’s continued listing requirement for market value of publicly held shares; and

●	Nasdaq’s initial listing standards for The Nasdaq Capital Market, with the exception of the $1.00 minimum bid price requirement.

If applicable, the Company will also be required to provide written notice to Nasdaq of its intention to cure the deficiency during the additional 180-day compliance period by effecting a reverse stock split, if necessary. If the Company meets the foregoing requirements, the Nasdaq staff will inform the Company that it has been granted an additional 180 calendar days to regain compliance. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, the Nasdaq staff will provide notice that the Company’s securities are subject to delisting. At that time, the Company may appeal Nasdaq’s determination to delist the Company’s securities to a Hearings Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	ALTO INGREDIENTS, INC.

	By:	/S/ AUSTE M. GRAHAM
Auste M. Graham,
Chief Legal Officer and Secretary

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